                                 SCHEDULE 14A
            (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ADVANCED ENGINE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                       ADVANCED ENGINE TECHNOLOGIES, INC.
                       11150 W. Olympic Blvd., Suite 1020
                         Los Angeles, California 90064

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   ----------------------------------------

TO OUR SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of ADVANCED ENGINE TECHNOLOGIES, INC. (the "Company"), will be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on December 28, 2000, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     At the Annual Meeting the Company's shareholders will be asked to consider and vote upon:

     1. The election of four (4) directors to the Board of Directors, for a term to expire at the next annual meeting or until their respective successors are elected and qualified.

     2. The ratification of independent auditors, Neff & Ricci LLP, for the fiscal year ended June 30, 2000.

     3. Consideration of any matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. At this time, the Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned or postponed. Only shareholders of record as of the close of business on December 6, 2000 are entitled to notice of and to vote at the Annual Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                    By Order of the Board of Directors


                                    /s/ Carroll Shelby
                                    ------------------
                                    Carroll Shelby, President and Director

Los Angeles, California
December 6, 2000

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                      ADVANCED ENGINE TECHNOLOGIES, INC.
                      11150 W. Olympic Blvd., Suite 1020
                         Los Angeles, California 90064

                                ---------------
                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 28, 2000


                            INTRODUCTORY STATEMENT

     This Proxy Statement and accompanying proxy are furnished in connection with a solicitation of proxies by the Board of ADVANCED ENGINE TECHNOLOGIES, INC. (the "Company") for use at the Annual Meeting of our Shareholders (the "Annual Meeting"), to be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on December 28, 2000, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us," "we," or "the Company" refer to ADVANCED ENGINE TECHNOLOGIES, INC.

     Shareholders of record at the close of business on December 6, 2000 will be entitled to receive notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the Annual Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to us. Any such revocation must show the shareholder's name and must be received prior to the commencement of the Annual Meeting in order to be effective. Additionally, any shareholder attending the Annual Meeting in person, who wishes to do so, may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. Where no instructions are indicated, proxies will be voted (i) "FOR" four (4) of the five
(5) persons named in this Proxy Statement as our management's nominees for election to the Board of Directors, such nominees to be selected in the discretion of the proxyholder named in the enclosed proxy, (ii) "FOR" the ratification of Neff & Ricci LLP as our independent public accountants, and
(iii) in the discretion of the proxyholder named in the enclosed proxy with respect to any other matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. We plan to mail proxy materials to shareholders of record on or about December 6, 2000.

               VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT

     All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on December 6, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of September 30, 2000, we had 33,150,000 shares of common stock outstanding.

     Pursuant to the Company's By-Laws, a majority of the outstanding shares of common stock, or 16,575,001 shares of common stock, represented in person or by proxy, will constitute a quorum for the transaction of business. Shares of the Company's common stock represented by proxies which are marked "abstain" or which are not marked will be counted as shares present for purposes of determining the presence of a quorum on all matters.

Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Annual Meeting as to any proposal as to which authority to vote is withheld by the broker. Director elections are decided by a plurality of shares of common stock represented in person or by proxy and voting on the issue at the Annual Meeting. The ratification of the Company's independent auditors requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the Annual Meeting.

     The following sets forth the number of shares of our $.001 par value common stock beneficially owned by (i) each person who, as of September 30, 2000, was known by us to own beneficially more than five percent (5%) of our common stock;
(ii) our individual directors; and (iii) our officers and directors as a group. As of September 30, 2000, there were 33,150,000 common shares issued and outstanding.

        Name & Address                      Number Of Common
      Of Beneficial Owner              Shares Beneficially Owned   Percent (1)
      -------------------              -------------------------   -----------
Robert E./Margaret M. Petersen                 13,195,534              39.8% (2)
6420 Wilshire Blvd./20th Floor
Los Angeles, CA.  90048

OX2 Engine (Distribution) Pty. Ltd.            10,963,238             33.07% (3)
1-2 Greg Chappell Road
Burleigh Heads
Queensland, Australia, 4220

Carroll Shelby                                    360,000              1.09%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1020
Los Angeles, CA  90064

Alexandria Phillips                                86,000              0.26%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1020
Los Angeles, CA  90064

George Hunt                                        87,000 (4)          0.26%
906 Holly
Sterling, Colorado 80751

M. Neil Cummings                                    1,402             0.004%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Blvd. Suite 1020
Los Angeles, CA  90064

(1) Based upon 33,150,000 shares outstanding. Does not include 250,000 shares that may be issued to Carroll Shelby in connection with the joint venture agreement we entered into with Carroll Shelby on July 15, 1998.

(2) These shares are owned by the R.E. & M. Petersen Living Trust DTD 1/17/83 (the "Petersen Trust"). Robert E. and Margaret M. Petersen are the trustees of the Petersen Trust.

(3) The ownership of these shares is disputed, and such dispute is the subject of the lawsuit between the Estate of Paul Ebbage and Steven Manthey. The shares are beneficially owned by OX2 Engine (Distribution) Pty. Ltd., but have been deposited with the registry of the court in Los Angeles in the name of Advanced Engine Technologies, Inc., pending the outcome of a lawsuit between the parties.

(4) These shares are owned by Cecil L. Hunt, wife of George Hunt who disclaims beneficial ownership.

                      ACTION TO BE TAKEN UNDER THE PROXY

     Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (i) "FOR" the election of four (4) of the five (5) persons named in this Proxy Statement as our management's nominees for election to the Board of Directors, such nominees to be selected in the discretion of the proxyholder named in the enclosed proxy; (ii) "FOR" the ratification of Neff & Ricci LLP as our independent public accountants; and (iii) in the discretion of the proxyholder named in the enclosed proxy with respect to any other matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. Any proxy upon which instructions have been indicated voting for more than four
(4) of the five (5) persons named in this Proxy Statement as our management's nominees for election to the Board of Directors will be voted for only four (4) nominees, such nominees to be selected in the discretion of the proxyholder named in the enclosed proxy.

     Management knows of no other matters, other than those stated above, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, the proxyholder named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The proxyholder named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

                             ELECTION OF DIRECTORS
                        (Item No. 1 on the Proxy Card)

     It is proposed that four (4) directors be elected to our Board of Directors, each such director to hold office until the next Annual Meeting of shareholders or until his or her successor is elected and qualified. Management has nominated five (5) individuals to serve as directors. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason, but if that should occur prior to the Annual Meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s).

     Pursuant to the terms of our Articles of Incorporation every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for one nominee to each of the director positions being filled. A shareholder may not cumulate votes. As a result, shareholders may vote for a maximum of four (4) directors out of the five (5) individuals nominated to serve. Pursuant to our By-Laws, each nominee must be approved by a plurality of shares of common stock represented in person or by proxy and voting in the election of directors at the Annual Meeting, and therefore the four (4) nominees who receive the highest number of votes will be elected as directors.

     It is the intention of the proxyholder named in the accompanying form of proxy to vote each properly completed proxy "FOR" the election of up to four (4) nominees selected by the shareholder on the proxy form. If a shareholder specifically indicates in its, his or her proxy that it, he or she desires to withhold authority from voting for the electing of certain nominees to office, the proxyholder named in the accompanying proxy will not vote for any such nominees. Any proxy upon which instructions have been indicated voting for more than four (4) of the five (5) nominees will be voted for only four (4) of the nominees, such nominees to be selected in the discretion of the holders of such proxies.

     The Board of Directors intends to vote the proxies solicited by it (other than proxies in which authority is withheld) "FOR" four (4) of the six (6) nominees standing for election as directors nominated by the Board of Directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Company has nominated the following individuals to be elected as directors at the Annual Meeting:

        Name                  Age               Current Position
        ----                  ---               ----------------

Noel Holmes                   51                    Director

George Hunt                   70                    Director

Alexandria Phillips           52              Director, Treasurer

Richard C. Ronzi              62             Nominated for Director

Carroll Shelby                76              Director, President

     Our current executive officers, their ages and positions held in the Company as of December 6, 2000 are as follows:

        Name                  Age                  Position
        ----                  ---                  --------

M. Neil Cummings              49                   Secretary

     Our directors will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. Our officers serve at the discretion of our directors. There are not any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

     The Board of Directors has established no committees. Members of the Board of Directors are entitled to receive ten thousand (10,000) shares of common stock of the Company per year as compensation for their service on the Board of Directors, however, none of such shares have been issued.

     Biographical information follows for each individual nominated to be elected as directors at the Annual Meeting and for our current directors and executive officers.

     Carroll Shelby - President, Director

     Carroll Shelby has over 50 years of successful experience in the engine industries. He has been inducted into a number of automotive related Halls of Fame. Mr. Shelby has been our president since May, 2000 and one of our directors since 1998.

     Mr. Shelby is a founder and director of:

          Shelby American, Inc.
          Carroll Shelby Licensing, Inc.
          Shelby Technologies
          Carroll Shelby Enterprises
          Carroll Shelby Children's Foundation
          International Chili Society

     M. Neil Cummings - Secretary

     M. Neil Cummings has been a practicing lawyer in the State of California since 1977, and was a partner for many years in the Los Angeles law firm of Walker, Wright, Tyler & Ward. In July of 1995, Mr. Cummings founded, and is currently the owner and president of, M. Neil Cummings and Associates, a law firm that focuses on the area of business law, with an emphasis on licensing and intellectual property in the context of existing as well as emerging modes of ground transportation. Mr. Cummings has been our secretary since 1999.

     George Hunt - Director

     George Hunt has 36 years of experience in the marine industry as an agent and supplier of related equipment, products and services. In 1972, he established Sterling Marine, a Colorado company, gradually building the business to four marine sales and service locations in the United States, and having been recognized by Bayliner for multimillion dollar sales achievements. Mr. Hunt has been one of our directors since 1997.

     Alexandria Phillips - Director/Treasurer

     Alexandria Phillips brings to the Company her years of wide ranging experience and expertise as a tax advisor and financial consultant to Robert E. Petersen and entities controlled by Mr. Petersen. Ms. Phillips resides in Southern California, and has been one of our directors since 1999.

     Noel Holmes - Director

     Mr. Holmes is a native of Australia, but spends a good deal of time in Southern California, while maintaining a diverse international business and accounting practice. Mr. Holmes commenced his career in 1968 while practicing in an Australian chartered accounting firm, earned certificates in Australian practicing from the Institute of Chartered Accountants in 1973 and has practiced as a senior partner in an Australian chartered accounting firm since 1974. Mr. Holmes is a director of private investment and property companies in the United States, Australia, Singapore, the United Kingdon and Malaysia. Mr. Holmes has been one of our directors since 1999.

     Richard C. Ronzi - Nominated for Director

     Richard C. Ronzi recently retired after 38 years with Ford Motor Company. Positions at Ford included Director, Power Train Research; Executive Director, Engineering and Manufacturing Staff; Vice President/Chief Engineer, Ford New Holland; and Chief Engineer, Transmission/Driveline Engineering. Mr. Ronzi played a major role in Ford's work with the orbital engine, Wankel engines, advanced gas turbines, Stirling engines and commercial truck direct injection Diesel engines. Mr. Ronzi earned a BSME degree from the University of Detroit and a MSME degree from the University of Michigan. Mr. Ronzi has been nominated to serve as one of our directors.

Board Meetings

     The Board of Directors of the Company had ten (10) formal meetings in 2000. During 2000, each incumbent director of the Company attended at least 75% of the meetings of the Board of Directors.

            Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "34 Act"), requires that our officers and directors, and persons who beneficially own more than ten percent of the our Common Stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our internal review of the reports we believe should have been filed, we believe that none of the
Section 16(a) reporting requirements were complied with during the fiscal year ended June 30, 2000.

                            EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensated awarded to, earned by or paid to each person who served as an executive officer of the Company during the fiscal year ended June 30, 2000. Employee directors are entitled to receive ten thousand (10,000) shares of common stock of the Company per year as compensation for their service on the Board of Directors, however, none of such shares have been issued. Our Board of Directors has approved a stock incentive plan. No awards have been granted under this plan.

                          SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------
                                     Annual Compensation                             Long-Term Compensation
                                -----------------------------------------------------------------------------------------------
                                                                             Awards                           Payouts
                                                               ----------------------------------------------------------------
Name And Principal        Year  Salary   Bonus   Other Annual     Restricted       Securities      LTIP Payouts     All Other
Position                           $       $    Compensation    Stock Award(s)     Underlying           ($)       Compensation
                                                      $               $             Options/                           ($)
                                                                                      SARs
                                                                                      (#)
-------------------------------------------------------------------------------------------------------------------------------
Murray Bailey,            2000   79,100     ---           ---             ---              ---             ---             ---
President (1)
-------------------------------------------------------------------------------------------------------------------------------
                          1999       -0-    ---           ---             ---              ---             ---             ---
-------------------------------------------------------------------------------------------------------------------------------
                          1998       -0-    ---           ---             ---              ---             ---             ---
-------------------------------------------------------------------------------------------------------------------------------
Carroll Shelby,           2000   10,000     ---           ---             ---              ---             ---             ---
President, Director (2)
-------------------------------------------------------------------------------------------------------------------------------
                          1999       -0-    ---           ---             ---              ---             ---             ---
-------------------------------------------------------------------------------------------------------------------------------
                          1998       -0-    ---           ---               ---            ---             ---             ---
-------------------------------------------------------------------------------------------------------------------------------

(1)  Mr. Bailey resigned from all offices in 2000.

(2)  Mr. Shelby became an officer in 2000.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                         (Item No. 2 on the Proxy Card)

     We have appointed independent public accountants Neff & Ricci, LLC for the fiscal year ended June 30, 2000. This appointment will be submitted to the shareholders for ratification at the Annual Meeting.

     The submission of the appointment of Neff & Ricci, LLC is not required by law or the By-Laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the Annual Meeting. The Board of Directors recommends a vote "FOR" the resolution. Representatives of Neff & Ricci are not expected to be present at the Annual Meeting.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the Annual Meeting. In the event that any other business is presented at the Annual Meeting, it is intended that the proxyholder named in the enclosed proxy will have authority to vote such proxy in accordance with their best judgment on such business.

                             SHAREHOLDER PROPOSALS

     According to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders Annual Meeting. Information concerning such proposals must be submitted to the Company for inclusion in its proxy statement. Such proposals for inclusion in the Company's proxy materials relating to the next annual meeting of the Company must be received by the Company not later than August 8, 2001. However, the Company may elect to hold its next annual meeting at a different time of year than the time of year of this Annual Meeting. If the Company elects to hold its next annual meeting at a time of year that is more than thirty (30) days from the time of year of this Annual Meeting, then such shareholder proposals would have to be received by the Company a reasonable time before the Company begins to print and mail its proxy materials.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders on Form 10-KSB for the fiscal year ended June 30, 2000, including financial statements, along with the Form 10-QSB for the fiscal quarter ended September 30, 2000, has been mailed with these materials to all shareholders of record. Any shareholder who has not received a copy of such Annual Report on Form 10-KSB or Form 10-QSB may obtain a copy by writing to us. Such Annual Report on Form 10-KSB and Form 10-QSB are not to be treated as part of the proxy solicitation material, nor as having been incorporated by reference.

                            SOLICITATION OF PROXIES

     The cost of solicitation will be borne by us. In addition to the use of mailings, proxies may be solicited by personal interview or telephone, by directors, officers and regular employees of the Company, without special compensation therefore. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock.

     NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

     Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

                                        ADVANCED ENGINE TECHNOLOGIES, INC.

                                        By: /s/ Carroll Shelby
                                        -------------------------------
                                        Carroll Shelby, President

Dated: December 6, 2000

                                     PROXY
                      ADVANCED ENGINE TECHNOLOGIES, INC.
                      11150 W. Olympic Blvd., Suite 1020
                         Los Angeles, California 90064

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

     THE UNDERSIGNED hereby appoints and constitutes Alexandria Phillips, as the undersigned's true and lawful agent and proxy, with full power of substitution and revocation, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of ADVANCED ENGINE TECHNOLOGIES, INC. to be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on December 28, 2000, at 10:00 a.m., local time and at any adjournments or postponements thereof, on all matters coming before said Annual Meeting.

     If no instructions are indicated with respect to a specific matter, this proxy will be voted as follows with respect to such matter: (i) "FOR" the election of four (4) of the five (5) persons named in item 1 as our management's nominees for election to the Board of Directors, such persons to be selected in the discretion of the holders of this proxy; (ii) "FOR" the ratification of Neff & Ricci LLP as our independent public accountants; and (iii) "FOR" the transaction of any other business to come before the Annual Meeting, in the discretion of the holder of this proxy.

     1.   Election of Directors - You may vote for only four (4) of the
                                  -------------------------------------
following nominees. If you vote for more than four (4) of the following
-----------------------------------------------------------------------
nominees, only votes for four (4) nominees, such nominees to be selected in the
-------------------------------------------------------------------------------
discretion of the holder of this proxy, will be counted:
-------------------------------------------------------

 Noel Holmes                     FOR ___          WITHHOLD AUTHORITY ___
 George Hunt                     FOR ___          WITHHOLD AUTHORITY ___
 Alexandria Phillips             FOR ___          WITHHOLD AUTHORITY ___
 Richard C. Ronzi                FOR ___          WITHHOLD AUTHORITY ___
 Carroll Shelby                  FOR ___          WITHHOLD AUTHORITY ___

     2. Ratification of Neff & Ricci LLP as the Company's auditors for the fiscal year ended June 30, 2000:

                                 FOR ___        AGAINST ___      ABSTAIN ___


     3. To consider and act upon any matters which may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors are not aware of any business to come before the Annual Meeting.

                                 FOR ___        AGAINST ___      ABSTAIN ___

                                     Dated: ____________________________ , 2000.

(Printed Name of Shareholder) __________________________________________________

(Signature of Shareholder)    __________________________________________________

     This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                       1